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Exhibit 13.1

Certification of Chief Executive Officer
Accompanying Annual Report on Form 20-F Report of Biovail Corporation
Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
(Chapter 63, Title 18 U.S.C. §§1350(a) and (b))

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. §§1350(a) and (b)), the undersigned hereby certifies that the Annual Report on Form 20-F for the fiscal year ended December 31, 2008 of Biovail Corporation (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m(a) or 78o(d)) and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2009	By:	/s/ WILLIAM M. WELLS
William M. Wells Chief Executive Officer

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  Exhibit 13.1